Fees Summary	Aug. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,265,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,555.70
Total Offset Amount	0.00
Net Fee	$ 1,555.70